SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                            Reported) June 13, 2003


          CWMBS, INC., (as depositor under the Pooling and Servicing Agreement, dated as of May 1, 2003, providing for the issuance of the CWMBS, INC., Alternative Loan Trust
          2003-12CB, Mortgage Pass-Through Certificates, Series 2003-30).


                                   CWMBS, INC.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)


        Delaware                    333-103821               95-4596516
----------------------------       ------------         -------------------
(State or Other Jurisdiction       (Commission           (I.R.S. Employer
      of Incorporation)            File Number)         Identification No.)


                   4500 Park Granada
                  Calabasas, California                       91302
           ---------------------------------                ----------
                 (Address of Principal                      (Zip Code)
                   Executive Offices)

       Registrant's telephone number, including area code (818) 225-3000
                                                          ----- --------


------------------------------------------------------------------------------

Item 5.  Other Events.
----     ------------


Description of the Mortgage Pool*
--------------------------------


     On May 30, 2003, CWMBS, Inc. (the "Company") entered into a Pooling and Servicing Agreement dated as of May 1, 2003 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, Countrywide Home Loans, Inc., as seller (the "Seller"), Countrywide Home Loans Servicing LP, as master servicer (the "Master Servicer"), and The Bank of New York, as trustee (the "Trustee"), providing for the issuance of the Company's Mortgage Pass-Through Certificates, Series 2003-30.






----------------------------
* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Prospectus dated May 22, 2003 and the Prospectus Supplement dated May 27, 2003, of CWMBS, Inc., relating to its Mortgage Pass-Through Certificates, Series 2003-30.

     Mortgage Loan Statistics
     ------------------------

     The following tables describe by loan group the characteristics of the mortgage loans in that loan group as of the applicable Cut-off Date. All percentages set forth below have been calculated based on the principal balance of the mortgage loans in that loan group. The sum of the columns may not equal the respective totals due to rounding.

                          FINAL POOL TABLES, GROUP 1

                State Distribution of Mortgaged Properties(1)

-------------------------------------------------------------------------------
                             Number of      Aggregate Principal  Percent of
State                     Mortgage Loans    Balance Outstanding  Loan Group 1
-------------------------------------------------------------------------------
Arizona                          111          $ 15,828,526.32       2.26%
California                       981          $202,506,718.23      28.93%
Colorado                         132          $ 22,620,964.66       3.23%
Florida                          399          $ 55,180,647.45       7.88%
Georgia                           99          $ 15,293,515.84       2.19%
Illinois                          98          $ 16,932,864.06       2.42%
Massachusetts                    122          $ 23,722,221.47       3.39%
Michigan                         112          $ 14,522,131.01       2.07%
Minnesota                         97          $ 15,402,991.56       2.20%
Nevada                           101          $ 14,990,984.83       2.14%
New Jersey                       161          $ 29,757,908.23       4.25%
New York                         184          $ 37,106,600.97       5.30%
North Carolina                   130          $ 17,201,073.49       2.46%
Ohio                             130          $ 16,764,534.60       2.40%
Pennsylvania                     109          $ 14,924,509.48       2.13%
Texas                            150          $ 18,991,786.04       2.71%
Washington                       129          $ 21,453,362.67       3.07%
xOther (less than 2%)            991          $146,716,247.11      20.96%
                           ---------------------------------------------------
                                4236          $699,917,588.02     100.00%

----------
(1) The Other row in the preceding table includes 33 other states and the District of Columbia with under 2.00% concentrations individually.
     No more than approximately 0.304% of the mortgage loans in loan group 1 will be secured by mortgaged properties located in any one postal zip code area.

                             FICO Credit Scores(1)

-------------------------------------------------------------------------------
                            Number of      Aggregate Principal   Percent of
FICO Credit Scores       Mortgage Loans    Balance Outstanding   Loan Group 1
-------------------------------------------------------------------------------
619 and Below                   71          $ 11,103,651.53        1.59%
620-659                        441          $ 75,467,485.05       10.78%
660-699                        717         $ 116,664,114.63       16.67%
700-719                        671         $ 113,346,408.28       16.19%
720 and Above                 2325         $ 381,708,734.95       54.54%
Not Scored                      11           $ 1,627,193.58        0.23%
                          ----------------------------------------------
                              4236         $ 699,917,588.02      100.00%


--------------
(1) As of the cut-off date, the weighted average FICO Credit Score of the mortgagors related to the Mortgage Loans is expected to be approximately 721.

                   Documentation Program for Mortgage Loans

-------------------------------------------------------------------------------
                            Number of        Aggregate Principal   Percent of
 Type of Program           Mortgage Loans    Balance Outstanding   Loan Group 1
-------------------------------------------------------------------------------
CLUES Plus                          3             $ 360,704.00        0.05%
Full/Alternative                 1351         $ 203,685,347.55       29.10%
No Income/No Asset                284          $ 44,710,260.42        6.39%
Preferred                        1869         $ 315,366,466.05       45.06%
Reduced                           486          $ 95,359,707.26       13.62%
Stated Income/Stated Asset         80          $ 13,742,740.07        1.96%
Streamlined                       163          $ 26,692,362.67        3.81%
                           ------------------------------------------------
                                 4236         $ 699,917,588.02      100.00%



                          Types of Mortgaged Properties

-------------------------------------------------------------------------------
                            Number of      Aggregate Principal   Percent of
Property Type            Mortgage Loans    Balance Outstanding   Loan Group 1
-------------------------------------------------------------------------------
2-4 Units                           118          $ 25,883,167.40        3.70%
Condo Hotel                          10           $ 1,370,975.02        0.20%
Hi-rise Condominium                  36           $ 5,719,402.27        0.82%
Low-rise Condominium                302          $ 43,388,150.54        6.20%
Planned Unit Development            518          $ 91,384,629.91       13.06%
Single Family Residence            3252         $ 532,171,262.88       76.03%
                                ----------------------------------------------
                                   4236         $ 699,917,588.02      100.00%

                                Mortgage Rates(1)

-------------------------------------------------------------------------------
                            Number of      Aggregate Principal   Percent of
Mortgage Rates(%)        Mortgage Loans    Balance Outstanding   Loan Group 1
-------------------------------------------------------------------------------
     5.250                     1                   $ 47,886.55        0.01%
     5.375                     9                $ 1,405,209.08        0.20%
     5.500                    73               $ 11,513,504.55        1.64%
     5.590                     1                  $ 114,000.00        0.02%
     5.610                     1                  $ 161,405.00        0.02%
     5.625                    94               $ 14,872,345.51        2.12%
     5.725                     2                  $ 214,722.00        0.03%
     5.750                   424               $ 73,513,980.16       10.50%
     5.775                     2                  $ 414,294.17        0.06%
     5.845                     1                  $ 145,800.00        0.02%
     5.860                     1                  $ 110,675.00        0.02%
     5.870                     1                  $ 249,375.00        0.04%
     5.875                  1011              $ 173,545,308.15       24.80%
     5.880                     4                  $ 644,750.00        0.09%
     5.890                     1                  $ 160,200.00        0.02%
     5.900                     2                  $ 261,550.00        0.04%
     5.910                     3                  $ 613,291.30        0.09%
     5.925                     1                   $ 92,000.00        0.01%
     5.950                     2                  $ 367,491.55        0.05%
     5.955                     1                  $ 129,879.60        0.02%
     5.975                    10                $ 1,788,546.06        0.26%
     5.980                     1                  $ 143,950.00        0.02%
     5.985                     2                  $ 236,350.00        0.03%
     5.990                    11                $ 1,672,768.00        0.24%
     5.995                     2                  $ 258,756.96        0.04%
     5.999                     1                  $ 139,860.59        0.02%
     6.000                   894              $ 144,506,947.63       20.65%
     6.005                     5                  $ 596,500.00        0.09%
     6.025                     4                  $ 330,313.83        0.05%
     6.030                     2                  $ 368,500.00        0.05%
     6.045                     1                  $ 231,930.00        0.03%
     6.065                     1                  $ 127,500.00        0.02%
     6.080                     1                  $ 181,350.00        0.03%
     6.095                     2                  $ 189,300.00        0.03%
     6.100                     7                $ 1,129,036.41        0.16%
     6.110                     3                  $ 437,475.00        0.06%
     6.120                     5                  $ 806,978.00        0.12%
     6.125                   668              $ 107,816,217.22       15.40%
     6.130                     5                  $ 879,037.00        0.13%
     6.150                     1                  $ 121,100.00        0.02%
     6.160                     3                  $ 353,960.95        0.05%
     6.190                     2                  $ 302,723.83        0.04%
     6.210                     1                  $ 139,410.00        0.02%
     6.220                     3                  $ 340,200.00        0.05%
     6.225                    10                $ 1,816,630.00        0.26%
     6.235                     7                $ 1,125,420.00        0.16%
     6.245                     5                  $ 632,795.00        0.09%
     6.250                   121               $ 18,872,513.60        2.70%
     6.255                    12                $ 2,152,093.15        0.31%
     6.275                     2                  $ 304,516.61        0.04%
     6.300                     2                  $ 227,590.00        0.03%
     6.330                     2                  $ 568,481.63        0.08%
     6.345                     3                  $ 253,550.00        0.04%
     6.350                     8                $ 1,240,200.00        0.18%
     6.355                     1                  $ 148,500.00        0.02%
     6.360                     2                  $ 301,055.00        0.04%
     6.365                     2                  $ 321,234.61        0.05%
     6.370                     3                  $ 431,888.39        0.06%
     6.375                   331               $ 54,870,342.58        7.84%
     6.380                     6                $ 1,037,755.00        0.15%
     6.410                     2                  $ 319,381.56        0.05%
     6.425                     1                  $ 131,788.25        0.02%
     6.455                     1                  $ 355,000.00        0.05%
     6.460                     1                  $ 199,400.00        0.03%
     6.470                     3                  $ 438,650.00        0.06%
     6.475                     3                  $ 515,400.00        0.07%
     6.485                     2                  $ 380,000.00        0.05%
     6.495                     1                   $ 84,000.00        0.01%
     6.500                   256               $ 41,926,574.98        5.99%
     6.505                     1                  $ 161,500.00        0.02%
     6.530                     1                  $ 119,850.00        0.02%
     6.535                     1                   $ 86,500.00        0.01%
     6.550                     1                  $ 100,900.00        0.01%
     6.595                     2                  $ 330,650.00        0.05%
     6.600                     4                  $ 811,069.00        0.12%
     6.610                     1                  $ 152,000.00        0.02%
     6.620                     2                  $ 273,885.00        0.04%
     6.625                    65               $ 11,147,664.64        1.59%
     6.670                     1                  $ 196,400.00        0.03%
     6.730                     1                   $ 55,800.00        0.01%
     6.740                     1                   $ 61,650.00        0.01%
     6.750                    28                $ 4,561,087.98        0.65%
     6.825                     1                  $ 130,200.03        0.02%
     6.875                     9                $ 1,029,693.54        0.15%
     7.000                     6                $ 1,426,795.44        0.20%
     7.125                     3                  $ 723,338.02        0.10%
     7.235                     1                  $ 174,841.27        0.02%
     7.250                     6                  $ 685,457.38        0.10%
     7.295                     1                  $ 182,294.90        0.03%
     7.335                     1                  $ 236,292.41        0.03%
     7.375                     5                  $ 825,364.03        0.12%
     7.460                     1                  $ 215,291.72        0.03%
     7.500                     4                  $ 489,337.48        0.07%
     7.505                     1                  $ 247,229.18        0.04%
     7.625                     4                  $ 383,184.10        0.05%
     7.750                     3                  $ 421,357.39        0.06%
     7.875                     5                  $ 850,115.76        0.12%
     7.985                     1                  $ 222,930.38        0.03%
     8.000                     3                  $ 345,098.15        0.05%
     8.125                     1                   $ 37,770.11        0.01%
     8.250                     4                  $ 874,292.38        0.12%
     8.350                     1                  $ 170,724.43        0.02%
     8.625                     2                  $ 434,087.87        0.06%
     8.850                     1                  $ 225,841.92        0.03%
     8.870                     1                  $ 207,465.99        0.03%
     8.875                     3                  $ 552,858.57        0.08%
     9.000                     2                  $ 435,629.49        0.06%
     ----------------------------------------------------------------------
                            4236              $ 699,917,588.02      100.00%


----------
(1) The lender acquired mortgage insurance mortgage loans are shown in the preceding table at the mortgage rates net of the interest premium charged by the related lenders. As of the cut-off date, the weighted average mortgage rate of the mortgage loans (as so adjusted) is expected to be approximately 6.061% per annum. Without the adjustment, the weighted average mortgage rate of the mortgage loans is expected to be approximately 6.085% per annum.

                            Purpose of Mortgage Loans

-------------------------------------------------------------------------------
                            Number of      Aggregate Principal   Percent of
Loan Purpose             Mortgage Loans    Balance Outstanding   Loan Group 1
-------------------------------------------------------------------------------
Cash-Out Refinance            1444           $ 250,793,461.49       35.83%
Purchase                      1846           $ 290,517,206.87       41.51%
Rate/Term Refinance            946           $ 158,606,919.66       22.66%
                             ---------------------------------------------
                              4236           $ 699,917,588.02      100.00%

                       Original Loan-to-Value Ratios(1)(2)

-------------------------------------------------------------------------------
Range of
Original Loan-to-          Number of      Aggregate Principal    Percent of
Value Ratios (%)        Mortgage Loans    Balance Outstanding    Loan Group 1
-------------------------------------------------------------------------------
50.00 or Less                 481            $ 74,826,436.84       10.69%
50.01 to 55.00                217            $ 37,676,100.56        5.38%
55.01 to 60.00                261            $ 43,722,877.88        6.25%
60.01 to 65.00                293            $ 50,384,263.87        7.20%
65.01 to 70.00                502            $ 89,249,602.12       12.75%
70.01 to 75.00                212            $ 36,934,778.15        5.28%
75.01 to 80.00               1125           $ 183,963,983.21       26.28%
80.01 to 85.00                 36             $ 5,922,739.85        0.85%
85.01 to 90.00                312            $ 47,758,449.89        6.82%
90.01 to 95.00                580            $ 97,803,187.00       13.97%
95.01 to 100.00               217            $ 31,675,168.65        4.53%
                            ---------------------------------------------
                             4236           $ 699,917,588.02      100.00%


----------
(1) The weighted average original Loan-to-Value Ratio of the mortgage loans is expected to be approximately 73.22%.

(2) Does not take into account any secondary financing on the mortgage loans in loan group 1 that may exist at the time of origination.

                               Occupancy Types(1)

-------------------------------------------------------------------------------
                            Number of      Aggregate Principal   Percent of
Occupancy Types          Mortgage Loans    Balance Outstanding   Loan Group 1
-------------------------------------------------------------------------------
Investment                       345           $ 48,823,083.75        6.98%
Owner Occupied                  3596          $ 606,681,580.73       86.68%
Second/Vacation Home             295           $ 44,412,923.54        6.35%
                            ------------------------------------------------
                                4236          $ 699,917,588.02      100.00%

----------
(1) Based upon representations of the related Mortgagors at the time of origination.

                   Current Mortgage Loan Principal Balances(1)

-------------------------------------------------------------------------------
Range of
Current Mortgage               Number of     Aggregate Principal  Percent of
Loan Amount                 Mortgage Loans   Balance Outstanding  Loan Group 1
-------------------------------------------------------------------------------

         $0 -   $50,000              74           $ 3,237,486.97        0.46%
$ 50,000.01 -   $100,000.00         760          $ 61,118,114.70        8.73%
$100,000.01 -   $150,000.00        1258         $ 158,386,979.85       22.63%
$150,000.01 -   $200,000.00         952         $ 165,024,220.67       23.58%
$200,000.01 -   $250,000.00         571         $ 128,599,639.11       18.37%
$250,000.01 -   $300,000.00         372         $ 102,476,381.88       14.64%
$300,000.01 -   $350,000.00         225          $ 71,274,622.39       10.18%
$350,000.01 -   $400,000.00          11           $ 4,138,931.04        0.59%
$400,000.01 -   $450,000.00           9           $ 3,806,419.39        0.54%
$450,000.01 -   $500,000.00           4           $ 1,854,792.02        0.27%
                                ---------------------------------------------
                                   4236         $ 699,917,588.02      100.00%


----------
(1) As of the applicable cut-off date, the average current mortgage loan principal balance of the mortgage loans is expected to be approximately $165,231.

                         Remaining Terms to Maturity(1)

-------------------------------------------------------------------------------
Remaining Terms            Number of      Aggregate Principal    Percent of
to Maturity (months)    Mortgage Loans    Balance Outstanding    Loan Group 1
-------------------------------------------------------------------------------

           360                3296        $ 538,708,108.75         76.97%
           359                 533         $ 95,818,482.05         13.69%
           358                  98         $ 14,896,686.44          2.13%
           357                  41          $ 7,233,644.79          1.03%
           356                  23          $ 4,194,648.28          0.60%
           355                  15          $ 3,134,161.03          0.45%
           354                   7          $ 1,233,170.74          0.18%
           353                   6            $ 825,224.49          0.12%
           352                   3            $ 292,619.90          0.04%
           351                   6            $ 858,935.38          0.12%
           349                   2            $ 467,614.18          0.07%
           348                   4            $ 785,592.20          0.11%
           347                   1            $ 127,162.17          0.02%
           345                   1            $ 143,470.50          0.02%
           344                   2            $ 543,983.87          0.08%
           343                   2            $ 193,275.48          0.03%
           337                   1            $ 143,336.16          0.02%
           328                   1            $ 225,841.92          0.03%
           300                  21          $ 2,768,135.00          0.40%
           299                   1            $ 124,316.86          0.02%
           255                   1            $ 214,850.80          0.03%
           251                   1            $ 138,355.36          0.02%
           240                 150         $ 23,512,430.00          3.36%
           239                  14          $ 2,383,120.23          0.34%
           238                   3            $ 510,504.24          0.07%
           237                   1            $ 249,630.36          0.04%
           236                   1             $ 57,740.64          0.01%
           235                   1            $ 132,546.20          0.02%
                            ---------------------------------------------
                                4236        $ 699,917,588.02       100.00%

----------
(1) As of the cut-off date, the weighted average remaining term to maturity of the mortgage loans in loan group 1 is expected to be approximately 355 months.

                          FINAL POOL TABLES, GROUP 2

                State Distribution of Mortgaged Properties(1)

-------------------------------------------------------------------------------
                             Number of      Aggregate Principal  Percent of
State                     Mortgage Loans    Balance Outstanding  Loan Group 2
-------------------------------------------------------------------------------
Arizona                               40           $ 4,721,910.91       2.49%
California                           324          $ 53,021,079.91      27.91%
Colorado                              44           $ 5,823,954.83       3.07%
Florida                              139          $ 16,054,203.56       8.45%
Georgia                               33           $ 4,580,501.43       2.41%
Illinois                              37           $ 4,634,709.42       2.44%
Maryland                              31           $ 4,953,001.54       2.61%
Massachusetts                         27           $ 4,254,843.24       2.24%
Michigan                              40           $ 5,066,449.33       2.67%
New Jersey                            58           $ 9,209,695.86       4.85%
New York                              59           $ 9,902,904.22       5.21%
Ohio                                  47           $ 4,340,054.68       2.28%
Pennsylvania                          38           $ 3,933,464.05       2.07%
Texas                                 77           $ 8,810,882.11       4.64%
xOther (less than 2%)                435          $ 50,664,089.39      26.67%
                           ---------------------------------------------------
                                    1429         $ 189,971,744.48     100.00%

-------------
(1) The Other row in the preceding table includes 34 other states with under 2.00% concentration individually. No more than approximately 0.448% of the mortgage loans will be served by mortgaged properties located in any one postal zip code area.

                             FICO Credit Scores(1)

-------------------------------------------------------------------------------
                            Number of      Aggregate Principal   Percent of
FICO Credit Scores       Mortgage Loans    Balance Outstanding   Loan Group 2
-------------------------------------------------------------------------------
619 and Below                   26           $ 3,178,026.24        1.67%
620-659                        132          $ 18,615,774.09        9.80%
660-699                        246          $ 34,687,734.70       18.26%
700-719                        201          $ 24,962,911.34       13.14%
720 and Above                  822         $ 108,230,328.68       56.97%
Not Scored                       2             $ 296,969.43        0.16%
                          ----------------------------------------------
                              1429         $ 189,971,744.48      100.00%

--------------
(1) As of the cut-off date, the weighted average FICO Credit Score of the mortgagors related to the Mortgage Loans is expected to be approximately 724.


                   Documentation Program for Mortgage Loans

-------------------------------------------------------------------------------
                            Number of        Aggregate Principal   Percent of
 Type of Program           Mortgage Loans    Balance Outstanding   Loan Group 2
-------------------------------------------------------------------------------
CLUES Plus                        1              $ 78,000.00        0.04%
Full/Alternative                403          $ 46,708,167.47       24.59%
No Income/No Asset              124          $ 15,325,588.71        8.07%
Preferred                       519          $ 70,976,338.15       37.36%
Reduced                         268          $ 41,024,702.39       21.60%
Stated Income/Stated Asset       60           $ 8,498,808.95        4.47%
Streamlined                      54           $ 7,360,138.81        3.87%
                           ----------------------------------------------
                               1429         $ 189,971,744.48      100.00%

                          Types of Mortgaged Properties

-------------------------------------------------------------------------------
                            Number of      Aggregate Principal   Percent of
Property Type            Mortgage Loans    Balance Outstanding   Loan Group 2
-------------------------------------------------------------------------------
2-4 Units                            66           $ 9,262,142.52        4.88%
Condo Hotel                           4             $ 346,184.28        0.18%
Hi-rise Condominium                  12           $ 1,879,302.35        0.99%
Low-rise Condominium                 85           $ 9,716,717.19        5.11%
Planned Unit Development            177          $ 26,156,382.19       13.77%
Single Family Residence            1085         $ 142,611,015.95       75.07%
                                ----------------------------------------------
                                   1429         $ 189,971,744.48      100.00%

                                Mortgage Rates(1)

-------------------------------------------------------------------------------
                            Number of      Aggregate Principal   Percent of
Mortgage Rates(%)        Mortgage Loans    Balance Outstanding   Loan Group 2
-------------------------------------------------------------------------------
     4.625                     1                  $ 79,967.83       0.04%
     4.750                     4                 $ 441,625.00       0.23%
     4.875                     9               $ 1,033,642.59       0.54%
     5.000                    12               $ 1,719,752.87       0.91%
     5.125                    62               $ 9,005,144.09       4.74%
     5.250                   213              $ 29,376,185.04      15.46%
     5.375                   236              $ 31,821,275.09      16.75%
     5.500                   356              $ 47,063,410.84      24.77%
     5.505                     1                 $ 174,800.00       0.09%
     5.625                   184              $ 25,980,508.23      13.68%
     5.750                   152              $ 20,130,282.97      10.60%
     5.875                   107              $ 13,593,863.84       7.16%
     6.000                    52               $ 5,674,386.98       2.99%
     6.125                    14               $ 1,655,103.18       0.87%
     6.250                     3                 $ 369,801.08       0.19%
     6.375                     2                 $ 172,423.91       0.09%
     6.500                     2                 $ 137,897.07       0.07%
     6.625                     4                 $ 300,386.82       0.16%
     6.750                     2                 $ 245,206.87       0.13%
     6.875                     3                 $ 134,114.90       0.07%
     6.990                     1                  $ 87,242.05       0.05%
     7.000                     1                  $ 49,510.00       0.03%
     7.125                     1                  $ 71,673.83       0.04%
     7.375                     1                  $ 44,262.62       0.02%
     7.875                     1                  $ 88,937.70       0.05%
     8.075                     1                 $ 191,707.91       0.10%
     8.250                     1                  $ 61,540.74       0.03%
     8.500                     2                 $ 159,205.81       0.08%
     9.125                     1                 $ 107,884.62       0.06%
             ------------------------------------------------------------------
                            1429             $ 189,971,744.48     100.00%

------------------
(1) The lender acquired mortgage insurance mortgage loans are shown in the preceding table at the mortgage rates net of the interest premium charged by the related lenders. As of the cut-off date, the weighted average mortgage rate of the mortgage loans (as so adjusted) is expected to be appropriately 5.522% per annum. Without the adjustment, the weighted average mortgage rate of the mortgage loans is expected to be approximately 5.523% per annum.

                            Purpose of Mortgage Loans

-------------------------------------------------------------------------------
                            Number of      Aggregate Principal   Percent of
Loan Purpose             Mortgage Loans    Balance Outstanding   Loan Group 2
-------------------------------------------------------------------------------

Cash-Out Refinance            706            $ 98,054,093.67       51.62%
Purchase                      164            $ 19,357,988.13       10.19%
Rate/Term Refinance           559            $ 72,559,662.68       38.19%
                            ---------------------------------------------
                             1429           $ 189,971,744.48      100.00%

                       Original Loan-to-Value Ratios(1)(2)

-------------------------------------------------------------------------------
Range of
Original Loan-to-          Number of      Aggregate Principal    Percent of
Value Ratios (%)        Mortgage Loans    Balance Outstanding    Loan Group 2
-------------------------------------------------------------------------------
50.00 or Less                 379          $ 46,933,673.73         24.71%
50.01 to 55.00                144          $ 19,063,091.61         10.03%
55.01 to 60.00                171          $ 20,729,574.02         10.91%
60.01 to 65.00                160          $ 23,307,225.67         12.27%
65.01 to 70.00                182          $ 27,241,631.14         14.34%
70.01 to 75.00                118          $ 16,342,119.24          8.60%
75.01 to 80.00                180          $ 25,828,444.72         13.60%
80.01 to 85.00                 13           $ 1,692,112.28          0.89%
85.01 to 90.00                 53           $ 5,054,618.34          2.66%
90.01 to 95.00                 25           $ 3,505,903.03          1.85%
95.01 to 100.00                 4             $ 273,350.70          0.14%
                            ---------------------------------------------
                             1429         $ 189,971,744.48      100.00%

------------------
(1) The weighted average original Loan-to-Value Ratio of the mortgage loans is expected to be approximately 60.78%.

(2) Does not take into account any secondary financing on the mortgage loans in loan group 2 that may exist at the time or origination.

                               Occupancy Types(1)

-------------------------------------------------------------------------------
                          Number of       Aggregate Principal     Percent of
Occupancy Types         Mortgage Loans    Balance Outstanding     Loan Group 2
-------------------------------------------------------------------------------
Investment                      321           $ 34,525,574.19       18.17%
Owner Occupied                 1041          $ 147,311,864.88       77.54%
Second/Vacation Home             67            $ 8,134,305.41        4.28%
                        --------------------------------------------------
                               1429          $ 189,971,744.48      100.00%

------------------
(1) Based upon representations of the related Mortgagors at the time of origination.

                 Current Mortgage Loan Principal Balances(1)

-------------------------------------------------------------------------------
Range of
Current Mortgage             Number of      Aggregate Principal    Percent of
Loan Amounts               Mortgage Loans   Balance Outstanding    Loan Group 2
-------------------------------------------------------------------------------
         $0 -   $50,000           85           $ 3,547,647.89        1.87%
$ 50,000.01 -   $100,000.00      460          $ 35,771,981.89       18.83%
$100,000.01 -   $150,000.00      427          $ 53,345,843.28       28.08%
$150,000.01 -   $200,000.00      251          $ 43,734,262.71       23.02%
$200,000.01 -   $250,000.00      100          $ 22,566,871.38       11.88%
$250,000.01 -   $300,000.00       67          $ 18,548,748.61        9.76%
$300,000.01 -   $350,000.00       36          $ 11,387,917.93        5.99%
$350,000.01 -   $400,000.00        3           $ 1,068,470.79        0.56%
                                ---------------------------------------------
                                 1429         $ 189,971,744.48      100.00%

------------------

(1) As of the applicable cut-off date, the average current mortgage loan principal balance of the mortgage loans is expected to be approximately $132,940.

                        Remaining Terms to Maturity(1)

-------------------------------------------------------------------------------

Remaining Terms             Number of      Aggregate Principal    Percent of
To Maturity (months)      Mortgage Loans   Balance Outstanding    Loan Group 2
-------------------------------------------------------------------------------

         358                      1            $ 107,884.62        0.06%
         180                   1099        $ 147,505,210.98       77.65%
         179                    197         $ 26,529,497.22       13.96%
         178                     30          $ 4,077,132.17        2.15%
         177                      7          $ 1,040,787.69        0.55%
         176                      5            $ 652,790.19        0.34%
         175                      3            $ 180,470.07        0.09%
         174                      1             $ 63,240.99        0.03%
         173                      1            $ 155,842.88        0.08%
         172                      3            $ 144,727.45        0.08%
         171                      1            $ 155,201.80        0.08%
         170                      1             $ 71,673.83        0.04%
         166                      1            $ 191,707.91        0.10%
         153                      1            $ 123,710.45        0.07%
         120                     71          $ 8,424,676.00        4.43%
         119                      6            $ 448,463.85        0.24%
         118                      1             $ 98,726.38        0.05%
                           ---------------------------------------------
                               1429        $ 189,971,744.48      100.00%

(1) As of the cut-off date, the weighted average remaining term to maturity of the mortgage loans in loan group 2 is expected to be approximately 177 months.

Item 7.  Financial Statements, Pro Forma Financial
----     -----------------------------------------
         Information and Exhibits.
         ------------------------

(a) Not applicable.

(b) Not applicable.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          CWMBS, INC.


                                          By: /s/ Darren Bigby
                                              -------------------------------
                                              Darren Bigby
                                              Vice President


Dated:  June 13, 2003



                                        5